BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
Azimuth Sales Ltd.                                            Cayman Islands         100%
Baker Canada Holding, Inc.                                    Delaware                (6)
  ACC Diamond Products de Venezuela C.A.                      Venezuela                           100%
  Baker Hughes Canada Inc.                                    Canada                              100%
    Baker Hughes INTEQ                                        Operating Division                  ---
    Baker Hughes Mining Tools                                 Operating Division                  ---
    Baker Hughes Wyoming LLC                                  Wyoming                             (20)
    Baker Oil Tools Canada                                    Operating Division                  ---
    Baker Performance Chemicals                               Operating Division                  ---
    Baker Supply Products                                     Operating Division                  ---
    Bird Machine of Canada                                    Operating Division                  ---
    Canada Intermediates/CHEM-LINK                            Trade Name                          ---
    Centrilift                                                Operating Division                  ---
    Christensen Diamond Products del Peru S.A.                Peru                                100%
    Econolift Systems Canada                                  Operating Division                  ---
    Eimco Fluid Process International                         Operating Division                  ---
    Eimco Process Equipment                                   Operating Division                  ---
    Envirotech Chile Ltda.                                    Chile                               (19)
    Ramsey Comercio Industria Ltd.                            Brazil                               (8)
Baker Holdings (U.S.), Inc.                                   Nevada                 100%
  Baker Hughes Limited                                        England                              (2)
    Baker Hughes (BJ) Ltd.                                    Scotland                            100%
    Baker Hughes France S.A.                                  France                               (1)
      Baker Hughes Angola S.A.R.L.                            France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        Milpark                                               Operating Division                  ---
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      Baker Hughes INTEQ Administrative Services S.A.R.L.     France                              100%
      Baker Hughes INTEQ-France S.A.                          France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
        CECA, U.A.E.                                          Abu Dhabi                           100%
        CKS Cameroon S.A.R.L.                                 Cameroon                            100%
        CKS Congo S.A.R.L.                                    Congo                               100%
        CKS Drilling Fluids Services, Inc.                    Delaware                            100%
        CKS Espanola S.A.                                     Spain                                80%
        CKS Norge A/S                                         Norway                              100%
        Drilling Fluids Services (Far East) Sdn. Bhd.         Malaysia                             70%
          Malaysia Mud and Chemicals Sdn. Bhd.                Malaysia                             50%
        EXLOG Samega S.N.C.                                   France                              100%
        Milpark                                               Operating Division                  ---
        Milpark- CKS de Angola                                Angola                              100%
        Milpark Nigeria Ltd.                                  Nigeria                              60%
      Baker International S.A.                                France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
      Wemco Eimco S.A.                                        France                              100%
    Baker Hughes INTEQ                                        Operating Division                  ---
    Baker Hughes INTEQ (M) Sdn. Bhd.                          Malaysia                             49%
    Baker Hughes Process Systems                              Operating Division                  ---
    Baker Oil Tools U.K.                                      Operating Division                  ---
      Baker Oil Tools India (Private) Limited                 India                                (3)
    Baker Oil Tools (UK) Limited                              England                             100%
      Baker Hughes France S.A.                                France                               (1)
        Baker Hughes Angola S.A.R.L.                          France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          Milpark                                             Operating Division                  ---
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        Baker Hughes INTEQ Administrative Services S.A.R.L.   France                              100%
        Baker Hughes INTEQ-France S.A.                        France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          CECA, U.A.E                                         Abu Dhabi                           100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
          CKS Cameroon S.A.R.L.                               Cameroon                            100%
          CKS Congo S.A.R.L.                                  Congo                               100%
          CKS Drilling Fluids Services, Inc.                  Delaware                            100%
          CKS Espanola S.A.                                   Spain                                80%
          CKS Norge A/S                                       Norway                              100%
          Drilling Fluids Services (Far East) Sdn. Bhd.       Malaysia                             70%
            Malaysia Mud and Chemicals Sdn. Bhd.              Malaysia                             50%
          EXLOG Samega S.N.C.                                 France                              100%
          Milpark                                             Operating Division                  ---
          Milpark - CKS de Angola                             Angola                              100%
          Milpark Nigeria Ltd.                                Nigeria                              60%
        Baker International S.A.                              France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
        Wemco Eimco S.A.                                      France                              100%
    Baker Performance Chemicals                               Operating Division                  ---
      Aquaness                                                Assumed Name                        ---
    Baker Production Services (UK) Limited                    England                             100%
      Baker Oil Treating India (Private) Ltd.                 India                               (25)
    Baker Service Tools Limited                               England                             100%
    Centrilift U.K.                                           Operating Division                  ---
    Eastman Christensen de Espana, S.A.                       Spain                               100%
    Eden Engineering Limited                                  England                             100%
    Eimco Process Equipment Limited                           England                             100%
    EnviroTech Pumpsystems                                    Operating Division                  ---
    Hughes Christensen                                        Operating Division                  ---
    Hughes Tool Company of Australia Limited                  Delaware                            100%
    Hughes Tool Company Limited                               England                             100%
      Baker Hughes France S.A.                                France                               (1)
        Baker Hughes Angola S.A.R.L.                          France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
          Milpark                                             Operating Division                  ---
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        Baker Hughes INTEQ Administrative Services S.A.R.L.   France                              100%
        Baker Hughes INTEQ-France S.A.                        France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          CECA, U.A.E.                                        Abu Dhabi                           100%
          CKS Cameroon S.A.R.L.                               Cameroon                            100%
          CKS Congo S.A.R.L.                                  Congo                               100%
          CKS Drilling Fluids Services, Inc.                  Delaware                            100%
          CKS Espanola S.A.                                   Spain                                80%
          CKS Norge A/S                                       Norway                              100%
          Drilling Fluids Services (Far East) Sdn. Bhd.       Malaysia                             70%
            Malaysia Mud and Chemicals Sdn. Bhd.              Malaysia                             50%
          EXLOG Samega S.N.C.                                 France                              100%
          Milpark                                             Operating Division                  ---
          Milpark - CKS de Angola                             Angola                              100%
          Milpark Nigeria Ltd.                                Nigeria                              60%
        Baker International S.A.                              France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
        Wemco Eimco S.A.                                      France                              100%
      Baker Service Tools B.V.                                The Netherlands                     100%
        Centrilift Netherlands                                Operating Division                  ---
    Lombard Baker Leasing Co.                                 England Partnership                  49%
    P.T. Eastman Christensen Indonesia                        Indonesia                           (26)
    Teleco Oilfield Services (Europe) Limited                 Scotland                            100%
    Tri-State Oil Tool (U.K.) Limited                         England                             100%
    Wemco G.B.                                                Operating Division                  ---
  Baker Quimica de Colombia S.A.                              Colombia                            (13)
    Eimco-Wemco de Colombia S.A.                              Colombia                            (21)
Baker Hughes Australia Holding, Inc.                          Delaware               (4)

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
  Baker Hughes Australia Pty. Limited                         Australia                           (30)
    BHA Superannuation (Nominees) Pty. Limited                Australia                           100%
    Baker Hughes INTEQ                                        Operating Division                  ---
    Baker Hughes Mining Tools of Australia                    Operating  Division                 ---
    Baker Oil Tools                                           Operating Division                  ---
    Centrilift-Australia                                      Operating Division                  ---
    Eastman Christensen (Australia) Pty. Limited              Australia                           100%
    Eastman Teleco                                            Operating Division                  ---
    EXLOG Australia                                           Operating Division                  ---
    Hughes Christensen                                        Operating Division                  ---
    Milpark Drilling Fluids                                   Operating Division                  ---
    Teleco Oilfield Services Pty. Limited                     Western Australia                   100%
Baker Hughes Equipamentos Ltda.                               Brazil                  (5)
  Baker Hughes Equipamentos Ltda.                             Operating Division                  ---
  Centrilift Brazil                                           Operating Division                  ---
  Exploration Logging Brazil                                  Operating Division                  ---
  Hughes Tool do Brazil                                       Operating Division                  ---
Baker Hughes Finance, Inc.                                    Delaware               100%
  Baker Hughes Environmental Services, Inc.                   Delaware                            100%
    Baker Hughes Treatment Services                           D/B/A                               ---
  Baker Hughes France S.A.                                    France                               (1)
    Baker Hughes Angola S.A.R.L.                              France                              100%
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      Milpark                                                 Operating Division                  ---
    Baker Hughes INTEQ S.A.                                   Gabon                               (27)
    Baker Hughes INTEQ Administrative Services S.A.R.L.       France                              100%
    Baker Hughes INTEQ-France S.A.                            France                              100%
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      CECA, U.A.E.                                            Abu Dhabi                           100%
      CKS Cameroon S.A.R.L.                                   Cameroon                            100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
      CKS Congo S.A.R.L.                                       Congo                              100%
      CKS Drilling Fluids Services, Inc.                       Delaware                           100%
      CKS Espanola S.A.                                        Spain                               80%
      CKS Norge A/S                                            Norway                             100%
      Drilling Fluids Services (Far East) Sdn. Bhd.            Malaysia                            70%
        Malaysia Mud and Chemicals Sdn. Bhd.                   Malaysia                            50%
      EXLOG Samega S.N.C.                                      France                             100%
      Milpark                                                  Operating Division                 ---
      Milpark - CKS de Angola                                  Angola                             100%
      Milpark Nigeria Ltd.                                     Nigeria                             60%
    Baker International S.A.                                   France                             100%
      Baker Hughes INTEQ S.A.                                  Gabon                              (27)
    Wemco Eimco S.A.                                           France                             100%
  Baker Hughes FSC Inc.                                        Barbados                           100%
Baker Hughes Holding Company                                   Delaware              100%
  American Tricones, Inc.                                      Delaware                           100%
    Herramientas y Triconos, S.A. de C.V.                      Mexico                              (7)
      Proveedores Para Operaciones Energeticas S.A. de C.V.    Mexico                             (12)
  Baker Hughes Argentina, S.A.                                 Argentina                          100%
    Hughes Tool Company Chile Ltda.                            Chile                               95%
    Kobe Argentina S.A.                                        Operating Division                 ---
  Baker Hughes Oilfield Operations, Inc.                       California                         100%
    Baker Canada Holding, Inc.                                 Delaware                            (6)
      ACC Diamond Products de Venezuela C.A.                   Venezuela                          100%
      Baker Hughes Canada Inc.                                 Canada                             100%
        Baker Hughes INTEQ                                     Operating Division                 ---
        Baker Hughes Mining Tools                              Operating Division                 ---
        Baker Hughes Wyoming LLC                               Wyoming                            (20)
        Baker Oil Tools Canada                                 Operating Division                 ---
        Baker Performance Chemicals                            Operating Division                 ---

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
        Baker Supply Products                                 Operating Division                  ---
        Bird Machine of Canada                                Operating Division                  ---
        Canada Intermediates/CHEM-LINK                        Trade Name                          ---
        Centrilift                                            Operating Division                  ---
        Christensen Diamond Products del Peru S.A.            Peru                                100%
        Econolift Systems Canada                              Operating Division                  ---
        Eimco Fluid Process International                     Operating Division                  ---
        Eimco Process Equipment                               Operating Division                  ---
        Envirotech Chile Ltda.                                Chile                               (19)
        Ramsey Comercio Industria Ltd.                        Brazil                               (8)
    Baker Eastern S.A.                                        Panama                              100%
      Baker Eastern S.A.                                      Venezuela                            (9)
        Baker Sand Control Venezuela                          Operating Division                  ---
      Baker Eastern S.A. (Libya)                              Operating Division                  ---
      Baker Nigeria Ltd.                                      Nigeria                             (11)
      Herramientas Interamericanas S.A. de C.V.               Mexico                              (16)
        Baker Hughes Services de Mexico S.A. de C.V.          Mexico                              (31)
    Baker Far East Ltd.                                       Bermuda                             100%
    Baker Hughes Australia Holding, Inc.                      Delaware                             (4)
      Baker Hughes Australia Pty. Limited                     Australia                           (30)
        BHA Superannuation (Nominees) Pty. Limited            Australia                           100%
        Baker Hughes INTEQ                                    Operating Division                  ---
        Baker Hughes Mining Tools of Australia                Operating Division                  ---
        Baker Oil Tools                                       Operating Division                  ---
        Centrilift-Australia                                  Operating Division                  ---
        Eastman Christensen (Australia) Pty. Limited          Australia                           100%
        Eastman Teleco                                        Operating Division                  ---
        EXLOG Australia                                       Operating Division                  ---
        Hughes Christensen                                    Operating Division                  ---
        Milpark Drilling Fluids                               Operating Division                  ---

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
        Teleco Oilfield Services Pty. Limited                  Western Australia                  100%
    Baker Hughes (C.I.) Ltd.                                   Cayman Islands                     100%
      Baker Hughes Singapore Pte.                              Singapore                          (33)
        Baker Hughes INTEQ                                     Operating Division                 ---
        Baker Hughes Process Systems                           Operating Division                 ---
        Eimco Process Equipment                                Operating Division                 ---
        Baker Oil Tools Asia Pacific                           Operating Division                 ---
        Hughes Christensen/Singapore                           Operating Division                 ---
        Tri-State Oil Tools Singapore                          Operating Division                 ---
          Bird Machine                                         Operating Division                 ---
      Centrilift Congo                                         Operating Division                 ---
    Baker Hughes INTEQ                                         Operating Division                 ---
    Baker Hughes INTEQ Cameroon                                Cameroon                           100%
      Baker Hughes INTEQ Gabon                                 Gabon                              100%
    Baker Hughes INTEQ S.A.                                    Gabon                              (27)
    Baker Hughes INTEQ de Venezuela S.A.                       Venezuela                          100%
    Baker Hughes INTEQ International Branches, Inc.            Delaware                           100%
      Baker Hughes Australia Holding, Inc.                     Delaware                            (4)
        Baker Hughes Australia Pty. Limited                    Australia                          (30)
          BHA Superannuation (Nominees) Pty. Limited           Australia                          100%
          Baker Hughes INTEQ                                   Operating Division                 ---
          Baker Hughes Mining Tools of Australia               Operating Division                 ---
          Baker Oil Tools                                      Operating Division                 ---
          Centrilift-Australia                                 Operating Division                 ---
          Eastman Christensen (Australia) Pty. Limited         Australia                          100%
          Eastman Teleco                                       Operating Division                 ---
          EXLOG Australia                                      Operating Division                 ---
          Hughes Christensen                                   Operating Division                 ---
          Milpark Drilling Fluids                              Operating Division                 ---
          Teleco Oilfield Services Pty. Limited                Western Australia                  100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
    Baker Hughes Mining Tools Peru, S.A.                      Peru                                 99%
    Baker Hughes Norge A/S                                    Norway                              100%
      Baker Oil Tools Denmark                                 Operating Division                  ---
    Baker Hughes Services de Mexico S.A. de C.V.              Mexico                              (31)
    Baker Hughes Services International, Inc.                 Delaware                            100%
    Baker Hughes S.P.A.                                       Italy                               (14)
      Baker Oil Tools (Italia)                                Operating Division                  ---
      Eastman Teleco                                          Operating Division                  ---
      Eimco                                                   Operating Division                  ---
        Wemco                                                 Operating Division                  ---
      Hughes Christensen                                      Operating Division                  ---
    Baker Hughes Systems (Bolivia) Ltda.                      Bolivia                             100%
    Baker Hughes Thailand Co., Ltd.                           Thailand                            100%
    Baker Hughes Ventures, Inc.                               Delaware                            100%
    Baker Hughes World Trade, Inc.                            Delaware                            100%
    Baker International Cote D'Ivoire S.A.R.L.                Ivory Coast                         (10)
    Baker (Malaysia) Sdn. Bhd.                                Malaysia                            100%
      Baker Oil Tools Malaysia                                Operating Division                  ---
    Baker Nigeria Ltd.                                        Nigeria                             (11)
    Baker Oil Tools                                           Operating Division                  ---
      Baker Oil Tools Surface Safety Systems Company          D/B/A                               ---
      Elder Oil Tools                                         Operating Division                  ---
      Tri-State Oil Tools                                     Operating Unit                      ---
    Baker Oil Tools (Brunei) Sdn. Bhd.                        Brunei                               50%
    Baker Oil Tools de France S.A.R.L.                        France                               19%
    Baker Performance Chemicals Incorporated                  California                          100%
      Aquaness Chemicals                                      Operating Division                  ---
      Aquaness Industrias de Venezuela, S.A.                  Venezuela                           100%
        Aquaness Quimica de Venezuela S.A.                    Venezuela                            55%
          Baker Quimica de Venezuela S.A.                     Venezuela                            55%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
            Eimco-Wemco Equipos de Venezuela S.A.             Venezuela                           (22)
          Venezolana de Resinas, C.A.                         Venezuela                            55%
      Baker Canada Holding, Inc.                              Delaware                             (6)
        ACC Diamond Products de Venezuela C.A.                Venezuela                           100%
        Baker Hughes Canada Inc.                              Canada                              100%
          Baker Hughes INTEQ                                  Operating Division                  ---
          Baker Hughes Mining Tools                           Operating Division                  ---
          Baker Hughes Wyoming LLC                            Wyoming                             (20)
          Baker Oil Tools Canada                              Operating Division                  ---
          Baker Performance Chemicals                         Operating Division                  ---
          Baker Supply Products                               Operating Division                  ---
          Bird Machine of Canada                              Operating Division                  ---
          Canada Intermediates/CHEM-LINK                      Trade Name                          ---
          Centrilift                                          Operating Division                  ---
          Christensen Diamond Products del Peru S.A.          Peru                                100%
          Econolift Systems Canada                            Operating Division                  ---
          Eimco Fluid Process International                   Operating Division                  ---
          Eimco Process Equipment                             Operating Division                  ---
          Envirotech Chile Ltda.                              Chile                               (19)
          Ramsey Comercio Industria Ltd.                      Brazil                               (8)
      Baker Performance Chemicals Incorporated                Delaware                            100%
        Alamex, Inc.                                          Delaware                            100%
        Camcor-Chem, Inc.                                     Delaware                            100%
        ChemLink Petroleum Chemicals, Inc.                    Delaware                            100%
        P.T. Elnusa Chemlink                                  Indonesia                            49%
      Baker Pipeline Products                                 Operating Division                  ---
      Baker Quimica de Colombia S.A.                          Colombia                            (13)
        Eimco-Wemco de Colombia S.A.                          Colombia                            (21)
      ChemLink                                                Operating Division                  ---
      Magna Herbicide                                         D/B/A                               ---

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
      Magna International Limited                             Bermuda                             100%
      Oreprep                                                 D/B/A                               ---
    Baker Production Services, Inc.                           Texas                               100%
    Baker Production Services (Bermuda) Ltd.                  Bermuda                             100%
      Baker Eastern S.A.                                      Venezuela                            (9)
        Baker Sand Control Venezuela                          Operating Division                  ---
      Baker Mira Saudi Arabia Limited                         Saudi Arabia                        (32)
    Baker Production Technology International Inc.            Nevada                              100%
      Baker Hughes Australia Holding, Inc.                    Delaware                             (4)
        Baker Hughes Australia Pty. Limited                   Australia                           (30)
          BHA Superannuation (Nominees) Pty. Limited          Australia                           100%
          Baker Hughes INTEQ                                  Operating Division                  ---
          Baker Hughes Mining Tools of Australia              Operating Division                  ---
          Baker Oil Tools                                     Operating Division                  ---
          Centrilift-Australia                                Operating Division                  ---
          Eastman Christensen (Australia) Pty. Limited        Australia                           100%
          Eastman Teleco                                      Operating Division                  ---
          EXLOG Australia                                     Operating Division                  ---
          Hughes Christensen                                  Operating Division                  ---
          Milpark Drilling Fluids                             Operating Division                  ---
          Teleco Oilfield Services Pty. Limited               Western Australia                   100%
      Baker Hughes (Deutschland) GmbH                         Germany                             100%
        Baker Hughes INTEQ GmbH                               Germany                             100%
          Baker Oil Tools Germany                             Operating Division                  ---
          Centrilift Germany                                  Operating Division                  ---
          Eastman Whipstock GmbH                              Germany                             100%
          Eimco                                               Operating Division                  ---
          Gummiwerk Christensen-Netzsch GmbH                  Germany                              50%
          Hughes Christensen                                  Operating Division                  ---
        Corband Bandstahlbearbeitungs-Gesellschaft mbH        Germany                             100%

      BAKER HUGHES INCORPORATED - EXHIBIT 21



                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
      Lynes Caribbean, Inc.                                   Nevada                              100%
      Lynes International Services Inc.                       Panama                              100%
   Baker Quimica de Colombia S.A.                             Colombia                            (13)
      Eimco-Wemco de Colombia S.A.                            Colombia                            (21)
   Baker Real Estate                                          Operating Division                  --
   Baker RTC (Delaware), Inc.                                 Delaware                            100%
      Baker Canada Holding, Inc.                              Delaware                             (6)
        ACC Diamond Products de Venezuela C.A.                Venezuela                           100%
        Baker Hughes Canada Inc.                              Canada                              100%
          Baker Hughes INTEQ                                  Operating Division                  --
          Baker Hughes Mining Tools                           Operating Division                  --
          Baker Hughes Wyoming LLC                            Wyoming                             (20)
          Baker Oil Tools Canada                              Operating Division                  --
          Baker Performance Chemicals                         Operating Division                  --
          Baker Supply Products                               Operating Division                  --
          Bird Machine of Canada                              Operating Division                  --
          Canada Intermediates/CHEM-LINK                      Trade Name                          --
          Centrilift                                          Operating Division                  --
          Christensen Diamond Products del Peru S.A.          Peru                                100%
          Econolift Systems Canada                            Operating Division                  --
          Eimco Fluid Process International                   Operating Division                  --
          Eimco Process Equipment                             Operating Division                  --
          Envirotech Chile Ltda.                              Chile                               (19)
          Ramsey Comercio Industria Ltd.                      Brazil                               (8)
      Baker Hughes Australia Holding, Inc.                    Delaware                             (4)
        Baker Hughes Australia Pty. Limited                   Australia                           (30)
           BHA Superannuation (Nominees) Pty. Limited         Australia                           100%
           Baker Hughes INTEQ                                 Operating Division                  --
           Baker Hughes Mining Tools of Australia             Operating Division                  --
           Baker Oil Tools                                    Operating Division                  --

     BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY

         Centrilift-Australia                                 Operating Division                  ---
         Eastman Christensen (Australia) Pty. Limited         Australia                           100%
         Eastman Teleco                                       Operating Division                  ---
         EXLOG Australia                                      Operating Division                  ---
         Hughes Christensen                                   Operating Division                  ---
         Milpark Drilling Fluids                              Operating Division                  ---
         Teleco Oilfield Services Pty. Limited                Western Australia                   100%
      Baker RTC, Inc.                                         Texas                               100%
        Baker Canada Holding, Inc.                            Delaware                             (6)
          ACC Diamond Products de Venezuela C.A.              Venezuela                           100%
          Baker Hughes Canada Inc.                            Canada                              100%
            Baker Hughes INTEQ                                Operating Division                  ---
            Baker Hughes Mining Tools                         Operating Division                  ---
            Baker Hughes Wyoming LLC                          Wyoming                             (20)
            Baker Oil Tools Canada                            Operating Division                  ---
            Baker Performance Chemicals                       Operating Division                  ---
            Baker Supply Products                             Operating Division                  ---
            Bird Machine of Canada                            Operating Division                  ---
            Canada Intermediates/CHEM-LINK                    Trade Name                          ---
            Centrilift                                        Operating Division                  ---
            Christensen Diamond Products del Peru S.A.        Peru                                100%
            Econolift Systems Canada                          Operating Division                  ---
            Eimco Fluid Process International                 Operating Division                  ---
            Eimco Process Equipment                           Operating Division                  ---
            Envirotech Chile Ltda.                            Chile                               (19)
            Ramsey Comercio Industria Ltd.                    Brazil                               (8)
      Baker RTC International Limited                         Bermuda                             100%
        Baker Hughes Services de Venezuela C.A.               Venezuela                           100%
      Centrilift Colombia/Ecuador                             Operating Division                  ---
      Reed Rock do Brazil Industrial Ltda.                    Brazil                               99%

     BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
    Baker Sand Control Limited                                Bermuda                             100%
      Baker Eastern S.A.                                      Venezuela                            (9)
        Baker Sand Control Venezuela                          Operating Division                  ---
      Centrilift-Congo                                        Operating Division                  ---
    Baker Sand Control Services Pte. Ltd.                     Singapore                           100%
    Baker Sand Control Servicios Tecnicos, Ltda.              Brazil                              (15)
    Baker Transworld, Inc.                                    California                          100%
     Baker Canada Holding, Inc.                               Delaware                             (6)
        ACC Diamond Products de Venezuela C.A.                Venezuela                           100%
        Baker Hughes Canada Inc.                              Canada                              100%
          Baker Hughes INTEQ                                  Operating Division                  ---
          Baker Hughes Mining Tools                           Operating Division                  ---
          Baker Hughes Wyoming LLC                            Wyoming                             (20)
          Baker Oil Tools Canada                              Operating Division                  ---
          Baker Performance Chemicals                         Operating Division                  ---
          Baker Supply Products                               Operating Division                  ---
          Bird Machine of Canada                              Operating Division                  ---
          Canada Intermediates/CHEM-LINK                      Trade Name                          ---
          Centrilift                                          Operating Division                  ---
          Christensen Diamond Products del Peru S.A.          Peru                                100%
          Econolift Systems Canada                            Operating Division                  ---
          Eimco Fluid Process International                    Operating Division                  ---
          Eimco Process Equipment                             Operating Division                  ---
          Envirotech Chile Ltda.                              Chile                               (19)
          Ramsey Comercio Industria Ltd.                      Brazil                               (8)
      Baker Hughes de Venezuela S.A.                          Venezuela                           100%
      Eimco-Wemco de Colombia S.A.                            Colombia                            (21)
    Baker Transworld, Inc. y Compania Limitada                Chile                               100%
    Bakerline Far East, Inc.                                  Delaware                            100%
    Bakerline Services Ltd.                                   Cayman Islands                      100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY

    Centrilift-U.S.                                           Operating Division                  ---
      Allen Service                                           Operating Division                  ---
      Clays Pump Service                                      Operating Division                  ---
    Centrilift-Peru                                           Operating Division                  ---
    Christensen-Netzsch Rubber, Inc.                          Oklahoma                             50%
    ChuanShi Christensen Diamond Bit Company, Ltd.            China                                50%
    DC Oil Tools                                              Operating Division                  ---
    Eastman Christensen Marketing, Inc.                       Utah                                100%
    Eastman Whipstock (Cameroon) S.A.R.L.                     Cameroon                            100%
    Eisenman Chemical Company                                 Delaware                            100%
    EXLOG Arabian Gulf Limited                                Jersey                               49%
    EXLOG A.G. Limited                                        Jersey                              100%
    EXLOG International, Inc.                                 Panama                              100%
      EXLOG Egypt                                             Operating Division                  ---
      EXLOG International-Asia Pacific                        Operating Division                  ---
      EXLOG International-Papua New Guinea                    Operating Division                  ---
      PT Sarana Indonesia                                     Operating Division                  ---
    EXLOG (Malaysia) Sdn. Bhd.                                Malaysia                            100%
    EXLOG Overseas, Inc.                                      Panama                              100%
    EXLOG S.A.                                                Nevada                              100%
      Baker Hughes Equipamentos Ltda.                         Brazil                               (5)
        Baker Hughes Equipamentos Ltda.                       Operating Division                  ---
        Centrilift Brazil                                     Operating Division                  ---
        Exploration Logging Brazil                            Operating Division                  ---
        Hughes Tool do Brazil                                 Operating Division                  ---
      Baker Hughes INTEQ S.A.                                 Argentina                           100%
    EXLOG de Venezuela S.A.                                   Venezuela                           100%
    Exploration Logging Espanola S.A.                         Spain                               100%
    Exploration Logging (Ireland) Limited                     Ireland                             100%
    Exploration Logging Netherland B.V.                       The Netherlands                     100%

     BAKER HUGHES INCORPORATED - EXHIBIT 21


                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY

    Fluidos de Perforacion Milchem Guatemala S.A.             Guatemala                           100%
    Holtex, Inc.                                              Delaware                            100%
      Proveedores Para Operaciones Energeticas S.A. de C.V.   Mexico                              (12)
        Precision Mecanica, S.A. de C.V.                      Mexico                              100%
          Herramientas y Triconos, S.A. de C.V.               Mexico                               (7)
            Proveedores Para Operaciones
            Energeticas S.A. de C.V.                          Mexico                              (12)
    Hughes Christensen Company                                Operating Division                  ---
      Baker Hughes Mining Tools                               Operating Division                  ---
      Hughes MPD                                              Operating Division                  ---
    Hughes Services Middle East Company                       Delaware                            100%
      Mid-East Drill Bit Manufacturing Co. Ltd.               Saudi Arabia                         50%
    Hughes Tool (C.I.) Ltd.                                   Cayman Islands                      100%
      Abunayyan-Hughes Tool S.A. Ltd. Co.                     Saudi Arabia                         50%
      Baker Hughes Singapore Pte.                             Singapore                           (33)
        Baker Hughes INTEQ                                    Operating Division                  ---
        Eimco Process Equipment                               Operating Division                  ---
        Baker Hughes Process Systems                          Operating Division                  ---
        Baker Oil Tools Asia Pacific                          Operating Division                  ---
        Hughes Christensen/Singapore                          Operating Division                  ---
        Tri-State Oil Tools Singapore                         Operating Division                  ---
          Bird Machine                                        Operating Division                  ---
        Centrilift Congo                                      Operating Division                  ---
    Hughes Tool Co. S.A.                                      Delaware                            100%
    International Mud Services Inc.                           Panama                              100%
    Kobe WHTC                                                 California                          100%
    Lufkin Argentina S.A.                                     Argentina                            50%
    Lynes, Inc.                                               Texas                               100%
      Baker Canada Holding, Inc.                              Delaware                             (6)
        ACC Diamond Products de Venezuela C.A.                Venezuela                           100%
        Baker Hughes Canada Inc.                              Canada                              100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY


          Baker Hughes INTEQ                                  Operating Division                     --
          Baker Hughes Mining Tools                           Operating Division                     --
          Baker Hughes Wyoming LLC                            Wyoming                               (20)
          Baker Oil Tools Canada                              Operating Division                     --
          Baker Performance Chemicals                         Operating Division                     --
          Baker Supply Products                               Operating Division                     --
          Bird Machine of Canada                              Operating Division                     --
          Canada Intermediates/CHEM-LINK                      Trade Name                             --
          Centrilift                                          Operating Division                     --
          Christensen Diamond Products del Peru S.A.          Peru                                  100%
          Econolift Systems Canada                            Operating Division                     --
          Eimco Fluid Process International                   Operating Division                     --
          Eimco Process Equipment                             Operating Division                     --
          Envirotech Chile Ltda.                              Chile                                 (19)
          Ramsey Comercio Industria Ltd.                      Brazil                                 (8)
    Milpark de Venezuela, S.A.                                Venezuela                             100%
    Milpark International Limited                             Bahamas                               100%
      Milchem International (Nigeria) Ltd.                    Nigeria                               100%
      Milpark Kuwait for Drilling Fluids Company              Kuwait                                 49%
      Milchem Libya Co., Ltd.                                 Libya                                  49%
      P. T. Milchem Indonesia                                 Indonesia                              75%
    Milpark Western Hemisphere Incorporated                   Delaware                              100%
    Plumayen Holdings Inc.                                    Panama                                100%
      Plumayen do Brazil Ltda.                                Brazil                                100%
    Productos Industriales Mineros S.A. (Prima)               Colombia                              100%
      E.P.E.C.-Colombia Prima                                 Operating Division                     --
    R.F. Smith Corporation                                    California                            100%
    Servicios Y Herramientas Petroleras S.A. de C.V.          Mexico                                100%
      Baker Hughes Immobiliaria                               Mexico                                100%
      Herramientas Interamericanas S.A. de C.V.               Mexico                                (16)


BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
        Baker Hughes Services de Mexico S.A. de C.V.          Mexico                              (31)
    Supply Products                                           Operating Division                   --
    Teleco Administrative Services S.A.R.L.                   France                              100%
    Teleco Inc.                                               Delaware                            100%
    Teleco Oilfield Services International Ltd.               Cayman                              100%
      Teleco Oilfield Services Offshore Ltd.                  Cayman                              100%
    Teleco Oilfield Services Sdn. Bhd.                        Malaysia                             49%
    TOTCO de Venezuela C.A.                                   Venezuela                           100%
    Tri-State Oil Tool (Egypt) S.A.                           Panama                              100%
    Tri-State Oil Tool (H.K.) Limited                         Hong Kong                           100%
    Tri-State Oil Tool (M) Sdn. Bhd.                          Malaysia                            100%
    Tri-State Oil Tool de Mexico, S.A. de C.V.                Mexico                              100%
    Tri-State Oil Tool S.A.                                   Panama                              100%
    Tri-State Oil Tool (Thailand) Ltd.                        Cayman Islands                      100%
  EVT Holdings, Inc.                                          Delaware                            100%
    Baker Hughes Australia Holding, Inc.                      Delaware                             (4)
      Baker Hughes Australia Pty. Limited                     Australia                           (30)
        BHA Superannuation (Nominees) Pty. Limited            Australia                           100%
        Baker Hughes INTEQ                                    Operating Division                   --
        Baker Hughes Mining Tools of Australia                Operating Division                   --
        Baker Oil Tools                                       Operating Division                   --
        Centrilift-Australia                                  Operating Division                   --
        Eastman Christensen (Australia) Pty. Limited          Australia                           100%
        Eastman Teleco                                        Operating Division                   --
        EXLOG Australia                                       Operating Division                   --
        Hughes Christensen                                    Operating Division                   --
        Milpark Drilling Fluids                               Operating Division                   --
        Teleco Oilfield Services Pty. Limited                 Western Australia                   100%
    Baker Canada Holding, Inc.                                Delaware                             (6)
      ACC Diamond Products de Venezuela C.A.                  Venezuela                           100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
      Baker Hughes Canada Inc.                                Canada                              100%
        Baker Hughes INTEQ                                    Operating Division                   --
        Baker Hughes Mining Tools                             Operating Division                   --
        Baker Hughes Wyorning LLC                             Wyoming                             (20)
        Baker Oil Tools Canada                                Operating Division                   --
        Baker Performance Chemicals                           Operating Division                   --
        Baker Supply Products                                 Operating Division                   --
        Bird Machine of Canada                                Operating Division                   --
        Canada Intermediates/CHEM-LlNK                        Trade Name                           --
        Centrilift                                            Operating Division                   --
        Christensen Diamond Products del Peru S.A.            Peru                                100%
        Econolift Systems Canada                              Operating Division                   --
        Eimco Fluid Process International                     Operating Division                   --
        Eimco Process Equipment                               Operating Division                   --
        Envirotech Chile Ltda.                                Chile                               (19)
        Ramsey Comercio Industria Ltd.                        Brazil                               (8)
    Baker Hughes Limited                                      England                              (2)
      Baker Hughes (BJ) Ltd.                                  Scotland                            100%
      Baker Hughes France S.A.                                France                               (1)
        Baker Hughes Angola S.A.R.L.                          France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          Milpark                                             Operating Division                   --
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        Baker Hughes INTEQ Administrative Services S.A.R.L.   France                              100%
        Baker Hughes INTEQ-France S.A.                        France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          CECA, U.A.E.                                        Abu Dhabi                           100%
          CKS Cameroon S.A.R.L.                               Cameroon                            100%
          CKS Congo S.A.R.L.                                  Congo                               100%
          CKS Drilling Fluids Services, Inc.                  Delaware                            100%

Page l9

BAKER HUGHES INCORPORATED - EXHIBIT 21


                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
          CKS Espanola S.A.                                   Spain                                80%
          CKS Norge A/S                                       Norway                              100%
          Drilling Fluids Services (Far East) Sdn. Bhd.       Malaysia                             70%
            Malaysia Mud and Chemicals Sdn. Bhd.              Malaysia                             50%
          EXLOG Samega S.N.C.                                 France                              100%
          Milpark                                             Operating Division                   --
          Milpark - CKS de Angola                             Angola                              100%
          Milpark Nigeria Ltd.                                Nigeria                              60%
        Baker International S.A.                              France                              100%
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
        Wemco Eimco S.A.                                      France                              100%
      Baker Hughes INTEQ                                      Operating Division                   --
      Baker Hughes INTEQ (M) Sdn. Bhd.                        Malaysia                             49%
      Baker Hughes Process Systems                            Operating Division                   --
      Baker Oil Tools U.K.                                    Operating Division                   --
        Baker Oil Tools India (Private) Limited               India                                (3)
      Baker Oil Tools (UK) Limited                            England                             100%
        Baker Hughes France S.A.                              France                               (1)
          Baker Hughes Angola S.A.R.L.                        France                              100%
            Baker Hughes INTEQ S.A.                           Gabon                               (27)
            Milpark                                           Operating Division                   --
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          Baker Hughes INTEQ Administrative Services S.A.R.L. France                              100%
          Baker Hughes INTEQ-France S.A.                      France                              100%
            Baker Hughes INTEQ S.A.                           Gabon                               (27)
            CECA, U.A.E.                                      Abu Dhabi                           100%
            CKS Cameroon S.A.R.L.                             Cameroon                            100%
            CKS Congo S.A.R.L.                                Congo                               100%
            CKS Drilling Fluids Services, Inc.                Delaware                            100%
            CKS Espanola S.A.                                 Spain                                80%


BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
            CKS Norge A/S                                     Norway                              100%
            Drilling Fluids Services (Far East) Sdn. Bhd.     Malaysia                             70%
              Malaysia Mud and Chemicals Sdn. Bhd.            Malaysia                             50%
            EXLOG Samega S.N.C.                               France                              100%
            Milpark                                           Operating Division                   --
            Milpark - CKS de Angola                           Angola                              100%
            Milpark Nigeria Ltd.                              Nigeria                              60%
        Baker International S.A.                              France                              100%
            Baker Hughes INTEQ S.A.                           Gabon                               (27)
          Wemco Eimco S.A.                                    France                              100%
      Baker Performance Chemicals                             Operating Division                   --
        Aquaness                                              Assumed Name                         --
      Baker Production Services (UK) Limited                  England                             100%
        Baker Oil Treating India (Private) Ltd.               India                               (25)
      Baker Service Tools Limited                             England                             100%
      Centrilift U.K.                                         Operating Division                   --
      Eastman Christensen de Espana, S.A.                     Spain                               100%
      Eden Engineering Limited                                England                             100%
      Eimco Process Equipment Limited                         England                             100%
      EnviroTech Pumpsystems                                  Operating Division                   --
      Hughes Christensen                                      Operating Division                   --
      Hughes Tool Company of Australia Limited                Delaware                            100%
      Hughes Tool Company Limited                             England                             100%
        Baker Hughes France S.A.                              France                               (1)
          Baker Hughes Angola S.A.R.L.                        France                              l00%
            Baker Hughes INTEQ S.A.                           Gabon                               (27)
            Milpark                                           Operating Division                   --
          Baker Hughes INTEQ S.A.                             Gabon                               (27)
          Baker Hughes INTEQ Administrative Services S.A.R.L. France                              100%
          Baker Hughes INTEQ-France S.A.                      France                              100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
            Baker Hughes INTEQ S.A.                           Gabon                               (27)
            CECA, U.A.E.                                      Abu Dhabi                           100%
            CKS Cameroon S.A.R.L.                             Cameroon                            100%
            CKS Congo S.A.R.L.                                Congo                               100%
            CKS Drilling Fluids Services, Inc.                Delaware                            100%
            CKS Espanola S.A.                                 Spain                                80%
            CKS Norge A/S                                     Norway                              100%
            Drilling Fluids Services (Far East) Sdn. Bhd.     Malaysia                             70%
              Malaysia Mud and Chemicals Sdn. Bhd.            Malaysia                             50%
            EXLOG Samega S.N.C.                               France                              100%
            Milpark                                           Operating Division                   --
            Milpark - CKS de Angola                           Angola                              100%
            Milpark Nigeria Ltd.                              Nigeria                              60%
          Baker International S.A.                            France                              100%
            Baker Hughes INTEQ S.A.                           Gabon                               (27)
          Wemco Eimco S.A.                                    France                              100%
        Baker Service Tools B.V.                              The Netherlands                     100%
          Centrilift Netherlands                              Operating Division                   --
      Lombard Baker Leasing Co.                               England Partnership                  49%
      P.T. Eastman Christensen Indonesia                      Indonesia                           (26)
      Teleco Oilfield Services (Europe) Limited               Scotland                            100%
      Tri-State Oil Tool (U.K.) Limited                       England                             100%
      Wemco G.B.                                              Operating Division                   --
    Baker International Limited                               England                             100%
    Baker Process Technology de Mexico S.A. de C.V.           Mexico                              100%
      Baker Hughes Mining Tools Mexico                        Operating Division                   --
      Filtracion Technica Especializada S.A. de C.V.          Mexico                              (18)
    BGA International                                         Operating Division                   --
    Eimco (Central Africa) (Pvt) Limited                      Zimbabwe                             99%
    Eimco Process Equipment Company                           Operating Division                   --


BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
    Eimco S.A.                                                Chile                               100%
    Eimco-Wemco de Colombia S.A.                              Colombia                            (21)
    Eimco-Wemco de Venezuela S.A.                             Venezuela                           (22)
    Envirotech Chile Ltda.                                    Chile                               (19)
    Envirotech Participatoes Limitada                         Brazil                              100%
    Filtracion Technica Especializada S.A. de C.V.            Mexico                              (18)
    Galigher Ash Company                                      Assumed Name                        ---
    KRABE V Pty. Ltd.                                         Australia                           100%
    Wemco                                                     Operating Division                  ---
    Wemco Products                                            Assumed Name                        ---
    WVA Mining Equipment                                      Assumed Name                        ---
  EnviroTech Measurements and Controls Company                Delaware                            100%
    Baker Hughes Instruments, Inc.                            California                          100%
    DII, Inc.                                                 Delaware                            100%
    EnviroTech Controls Incorporated                          Delaware                            100%
    NOR Instruments Inc.                                      Texas                               100%
    TREMETRICS Inc.                                           Texas                               100%
    Westron Inc.                                              Texas                               100%
  Hughes Tool Company, C.A.                                   Venezuela                           100%
  Hughes Tool Company (Far East) Pte. Ltd.                    Singapore                           100%
  Oilfield Finance International N.V.                         Netherland Antilles                 100%
  Milchem Venezuela Corporation                               Delaware                            100%
    Milafon Venezolana C.A.                                   Venezuela                            20%
    Milchem Venezuela Corporation, C.A.                       Venezuela                           100%
Baker Hughes INTEQ International, Ltd.                        Bermuda                100%
  Eastman Whipstock (China) Ltd.                              Hong Kong                           100%
Baker Hughes INTEQ Sdn. Bhd.                                  Brunei                  51%
Baker Hughes Limited                                          England                 (2)
  Baker Hughes (BJ) Ltd.                                      Scotland                            100%
  Baker Hughes France S.A.                                    France                               (1)

BAKER HUGHES INCORPORATED--EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
    Baker Hughes Angola S.A.R.L.                              France                              100%
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      Milpark                                                 Operating Division                  ---
    Baker Hughes INTEQ S.A.                                   Gabon                               (27)
    Baker Hughes INTEQ Administrative Services S.A.R.L.       France                              100%
    Baker Hughes INTEQ-France S.A.                            France                              100%
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      CECA, U.A.E.                                            Abu Dhabi                           100%
      CKS Cameroon S.A.R.L.                                   Cameroon                            100%
      CKS Congo S.A.R.L.                                      Congo                               100%
      CKS Drilling Fluids Services, Inc.                      Delaware                            100%
      CKS Espanola S.A.                                       Spain                                80%
      CKS Norge A/S                                           Norway                              100%
      Drilling Fluids Services (Far East) Sdn. Bhd.           Malaysia                             70%
        Malaysia Mud and Chemicals Sdn. Bhd.                  Malaysia                             50%
      EXLOG Samega S.N.C.                                     France                              100%
      Milpark                                                 Operating Division                  ---
      Milpark-CKS de Angola                                   Angola                              100%
      Mikpark Nigeria Ltd.                                    Nigeria                              60%
    Baker International S.A.                                  France                              100%
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
    Wemco Eimco S.A.                                          France                              100%
  Baker Hughes INTEQ                                          Operating Division                  ---
  Baker Hughes INTEQ (M) Sdn. Bhd.                            Malaysia                             49%
  Baker Hughes Process Systems                                Operating Division                  ---
  Baker Oil Tools U.K.                                        Operating Division                  ---
    Baker Oil Tools India (Private) Limited                   India                                (3)
  Baker Oil Tools (UK) Limited                                England                             100%
    Baker Hughes France S.A.                                  France                               (1)
      Baker Hughes Angola S.A.R.L.                            France                              100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        Milpark                                               Operating Division                  --
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      Baker Hughes INTEQ Administrative Services S.A.R.L.     France                              100%
      Baker Hughes INTEQ-France S.A.                          France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        CECA, U.A.E.                                          Abu Dhabi                           100%
        CKS Cameroon S.A.R.L.                                 Cameroon                            100%
        CKS Congo S.A.R.L.                                    Congo                               100%
        CKS Drilling Fluids Services, Inc.                    Delaware                            100%
        CKS Espanola S.A.                                     Spain                                80%
        CKS Norge A/S                                         Norway                              100%
        Drilling Fluids Services (Far East) Sdn. Bhd.         Malaysia                             70%
          Malaysia Mud and Chemicals Sdn. Bhd.                Malaysia                             50%
        EXLOG Samega S.N.C.                                   France                              100%
        Milpark                                               Operating Division                  --
        Milpark - CKS de Angola                               Angola                              100%
        Milpark Nigeria Ltd.                                  Nigeria                              60%
      Baker International S.A.                                France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
      Wemco Eimco S.A.                                        France                              100%
  Baker Performance Chemicals                                 Operating Division                  --
    Aquaness                                                  Assumed Name                        --
  Baker Production Services (UK) Limited                      England                             100%
    Baker Oil Treating India (Private) Ltd.                   India                               (25)
  Baker Service Tools Limited                                 England                             100%
  Centrilift U.K.                                             Operating Division                  --
  Eastman Christensen de Espana, S.A.                         Spain                               100%
  Eden Engineering Limited                                    England                             100%
  Eimco Process Equipment Limited                             England                             100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
  EnviroTech Pumpsystems                                      Operating Division                  ---
  Hughes Christensen                                          Operating Division                  ---
  Hughes Tool Company of Australia Limited                    Delaware                            100%
  Hughes Tool Company Limited                                 England                             100%
    Baker Hughes France S.A.                                  France                               (1)
      Baker Hughes Angola S.A.R.L.                            France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        Milpark                                               Operating Division                  ---
      Baker Hughes INTEQ S.A.                                 Gabon                               (27)
      Baker Hughes INTEQ Administrative Services S.A.R.L.     France                              100%
      Baker Hughes INTEQ-France S.A.                          France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
        CECA, U.A.E.                                          Abu Dhabi                           100%
        CKS Cameroon S.A.R.L.                                 Cameroon                            100%
        CKS Congo S.A.R.L.                                    Congo                               100%
        CKS Drilling Fluids Services, Inc.                    Delaware                            100%
        CKS Espanola S.A.                                     Spain                                80%
        CKS Norge A/S                                         Norway                              100%
        Drilling Fluids Services (Far East) Sdn. Bhd.         Malaysia                             70%
          Malaysia Mud and Chemicals Sdn. Bhd.                Malaysia                             50%
        EXLOG Samega S.N.C.                                   France                              100%
        Milpark                                               Operating Division                  ---
        Milpark - CKS de Angola                               Angola                              100%
        Milpark Nigeria Ltd.                                  Nigeria                              60%
      Baker International S.A.                                France                              100%
        Baker Hughes INTEQ S.A.                               Gabon                               (27)
      Wemco Eimco S.A.                                        France                              100%
    Baker Service Tools B.V.                                  The Netherlands                     100%
      Centrilift Netherlands                                  Operating Division                  ---
  Lombard Baker Leasing Co.                                   England Partnership                  49%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
  P.T. Eastman Christensen Indonesia                          Indonesia                           (26)
  Teleco Oilfield Services (Europe) Limited                   Scotland                            100%
  Tri-State Oil Tool (U.K.) Limited                           England                             100%
  Wemco G.B.                                                  Operating Division                  ---
Baker Hughes Mining Equipment Company                         California             100%
Baker Hughes Nederland B.V.                                   The Netherlands        100%
  Baker Hughes Denmark A/S                                    Denmark                             100%
  Baker Hughes INTEQ                                          Operating Division                  ---
  Baker Hughes INTEQ (China) Limited                          Guernsey                            100%
  Baker Oil Tools Nederland                                   Operating Division                  ---
  Baker Performance Chemicals                                 Operating Division                  ---
  Ferranti Eastman Survey GmbH                                Switzerland                          49%
  Hughes Christensen Co. Holland                              Operating Division                  ---
  Milchem Nederland B.V.                                      The Netherlands                     100%
  Societe Camerounaise de Broyage Minerai Petroliers          Cameroon                             65%
  Tekchem B.V.                                                The Netherlands                     100%
  Tracor Europa B.V.                                          The Netherlands                     100%
    Tracor France S.A.R.L.                                    France                              100%
Baker Hughes Russia, Inc.                                     Delaware               100%
  Baker Hughes (Cyprus) Limited                               Cyprus                              100%
    Baker Hughes JSC                                          Russia                              100%
    Baker Hughes Kazakhstan Ltd.                              Republic of Kazakhstan              100%
 Baker Hughes S.P.A.                                          Italy                  (14)
  Eastman Teleco                                              Operating Division                  ---
  Eimco                                                       Operating Division                  ---
   Wemco                                                      Operating Division                  ---
  Hughes Christensen                                          Operating Division                  ---
Baker Hughes Technology, Inc.                                 California             100%
  Baker Canada Holding, Inc.                                  Delaware                             (6)
    ACC Diamond Products de Venezuela C.A.                    Venezuela                           100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
    Baker Hughes Canada Inc.                                  Canada                              100%
      Baker Hughes INTEQ                                      Operating Division                  --
      Baker Hughes Mining Tools                               Operating Division                  --
      Baker Hughes Wyoming LLC                                Wyoming                             (20)
      Baker Oil Tools Canada                                  Operating Division                  --
      Baker Performance Chemicals                             Operating Division                  --
      Baker Supply Products                                   Operating Division                  --
      Bird Machine of Canada                                  Operating Division                  --
      Canada Intermediates/CHEM-LINK                          Trade Name                          --
      Centrilift                                              Operating Division                  --
      Christensen Diamond Products del Peru S.A.              Peru                                100%
      Econolift Systems Canada                                Operating Division                  --
      Eimco Fluid Process International                       Operating Division                  --
      Eimco Process Equipment                                 Operating Division                  --
      Envirotech Chile Ltda.                                  Chile                               (19)
      Ramsey Comercio Industria Ltd.                          Brazil                               (8)
  Baker Hughes Australia Holding, Inc.                        Delaware                             (4)
    Baker Hughes Australia Pty. Limited                       Australia                           (30)
      BHA Superannuation (Nominees) Pty. Limited              Australia                           100%
      Baker Hughes INTEQ                                      Operating Division                  --
      Baker Hughes Mining Tools of Australia                  Operating Division                  --
      Baker Oil Tools                                         Operating Division                  --
      Centrilift-Australia                                    Operating Division                  --
      Eastman Christensen (Australia) Pty. Limited            Australia                           100%
      Eastman Teleco                                          Operating Division                  --
      EXLOG Australia                                         Operating Division                  --
      Hughes Christensen                                      Operating Division                  --
      Milpark Drilling Fluids                                 Operating Division                  --
      Teleco Oilfield Services Pty. Limited                   Western Australia                   100%
  Baker Hughes South Africa (Proprietary) Ltd.                South Africa                        100%

BAKER HUGHES INCORPORATED - EXHIBIT 21

                                                                                  PERCENTAGE    PERCENTAGE
                                                              JURISDICTION OR     OWNED BY      OWNED BY
NAME OF SUBSIDIARIES AND SUB-SUBSIDIARIES                     ORGANIZATION        REGISTRANT    SUBSIDIARY
    Baker Hughes Mining Tools (Proprietary) Limited           South Africa                        100%
    Reminto (Proprietary) Limited                             South Africa                        100%
  GAW, Inc.                                                   Texas                               100%
  Hughes Christensen South Africa (Proprietary) Limited       South Africa                        100%
  Mangueras Industriales Schiaffino S.A.                      Chile                              99.9%
  Ramsey Comercio Industria Ltd.                              Brazil                               (8)
Baker Middle East Development Company S.A.R.L.                Lebanon                 51%
Baker Oil Tools (Espana) S.A.                                 Spain                  100%
Baker Oil Tools (H.K.) Ltd.                                   Hong Kong              100%
Baker Quimica de Colombia S.A.                                Colombia               (13)
  Eimco-Wemco de Colombia S.A.                                Colombia                            (21)
Baker Sand Control Servicios Tecnicos, Ltda.                  Brazil                 (15)
Bird Machine Company                                          Operating Division     ---
Bird Machine Company, Inc.                                    Delaware               100%
Bird Machine International, Inc.                              Massachusetts          100%
BJ-Hughes Holding Company                                     Delaware               100%
BW-Hughes Tool Stock Corporation                              Delaware               100%
Chas. S. Lewis and Co., Inc.                                  Missouri               100%
Christensen Gulf Services (Private) Ltd.                      Dubai                   40%
Christensen Saudi Arabia Limited                              Saudi Arabia            40%
Galigher West                                                 Utah                   100%
Herramientas Interamericanas S.A. de C.V.                     Mexico                 (16)
  Baker Hughes Services de Mexico S.A. de C.V.                Mexico                              (31)
Hughes Tool J.V. Inc.                                         Delaware               100%
Oil Base de Venezuela, C.A.                                   Venezuela              100%
STH, Inc.                                                     West Virginia          100%
  Coppinger Machinery Service, Inc.                           Assumed Name                        ---
The Galigher Co.                                              Utah                   100%
Varco International, Inc.                                     Delaware                20%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21


FOOTNOTES                     ENTITY                                          ENTITY OWNERSHIP
 (1)           Baker Hughes France S.A.                               Baker Hughes Finance, Inc. - 44%
                                                                      Baker Hughes Limited - 55%
                                                                      Baker Oil Tools (UK) Limited*
                                                                      Hughes Tool Company Limited*
                                                                      George Reekie*
                                                                      Jean Paul E. Pradal*
                                                                      ---------------------
                                                                      * Total of 1%

 (2)           Baker Hughes Limited                                   Baker Holdings (U.S.), Inc. - 48%
                                                                      Baker Hughes Incorporated - 38%
                                                                      Envirotech Corporation - 14%

 (3)           Baker Oil Tools India (Private) Limited                Baker Oil Tools Division of Baker Hughes Limited - 40%
                                                                      Khushalani Group - 60%

 (4)           Baker Hughes Australia Holding, Inc.                   Baker Hughes Incorporated - 5.07%
                                                                      Baker Hughes INTEQ International Branches - 6.73%
                                                                      Baker Hughes Oilfield Operations, Inc. - 56.99%
                                                                      Baker Hughes Technology, Inc. - 6.84%
                                                                      Baker Production Technology International, Inc. - 11.59%
                                                                      Baker RTC (Delaware), Inc. - 4.69%
                                                                      EVT Holdings, Inc. - 8.10%

 (5)           Baker Hughes Equipamentos Ltda.                        Baker Hughes Incorporated - 99%
                                                                      EXLOG, S.A. - 1%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21


FOOTNOTES                     ENTITY                                          ENTITY OWNERSHIP
 (6)           Baker Canada Holding, Inc.                             Baker Hughes Incorporated - 18%
                                                                      Baker Hughes Oilfield Operations, Inc. - 13%
                                                                      Baker Hughes Technology, Inc. - 3%
                                                                      Baker Performance Chemicals Incorporated (Ca. Company) - 7%
                                                                      Baker RTC (Delaware), Inc. - 12%
                                                                      Baker RTC, Inc. - **
                                                                      Baker Transworld, Inc. - 12%
                                                                      EVT Holdings, Inc. - 7%
                                                                      Lynes, Inc. - 28%
                                                                      ----------------
                                                                      *Less than 1%

 (7)        Herramientas y Triconos, S.A. de C.V.                     American Tricones, Inc. - 49%
                                                                      Precision Mecanica, S.A. de C.V. - 2%
                                                                      TAMBA - 48%
                                                                      Giuseppe Castiglioni*
                                                                      Alfredo Freyssinier*
                                                                      Emilio Paulon Gasparini*
                                                                      Eugenio Perez Gil*
                                                                      Manuel Garcia Ramos*
                                                                      -----------------
                                                                      * Total of 1%

 (8)           Ramsey Comercio Industria Ltd.                         Baker Hughes Canada, Inc. - 50%
                                                                      Baker Hughes Technology, Inc. - 50%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21


FOOTNOTES                     ENTITY                                          ENTITY OWNERSHIP
 (9)           Baker Eastern S.A. (Venezuela Company)                 Baker Eastern S.A. (Panama Company) - 50%
                                                                      Baker Production Services (Bermuda) Ltd. - 25%
                                                                      Baker Sand Control Ltd. - 25%

(10)           Baker International Cote D' Ivoire S.a.r.l.            Baker Hughes Oilfield Operations, Inc. - 99.5%
                                                                      Baker Transworld, Inc. - .5%

(11)           Baker Nigeria Ltd.                                     Baker Eastern S.A. (Panama Company) - 1%
                                                                      Baker Hughes Oilfield Operations, Inc. - 59%
                                                                      Others - 40%

(12)           Proveedores Para Operaciones Energeticas S.A. de C.V.  Herramientas y Triconos, S.A. de C.V. - 31%
                                                                      Holtex, Inc. - 49%
                                                                      Ing. Alejandro Herce Caro - .50%
                                                                      Ing. Pedro Herce Berassin - 19%
                                                                      Lic. Relipe Septien Flores - .50%

(13)           Baker Quimica de Colombia S.A.                         Baker Holdings (U.S.), Inc. - .1%
                                                                      Baker Hughes Incorporated - .1%
                                                                      Baker Hughes Oilfield Operations, Inc. - .1%
                                                                      Baker Performance Chemicals Incorporated (Ca. Company)- 99.7%

(14)           Baker Hughes S.P.A.                                    Baker Hughes Oilfield Operations, Inc. - 99.9%
                                                                      Baker Hughes Incorporated - .1%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21


FOOTNOTES                     ENTITY                                          ENTITY OWNERSHIP
(15)           Baker Sand Control Servicios Tecnicos, Ltda.           Baker Hughes Incorporated - 1%
                                                                      Baker Hughes Oilfield Operations, Inc. - 99%

(16)           Herramientas Interamericanas S.A. de C.V.              Baker Eastern S.A. (Panama Company) - 40%
                                                                      Baker Hughes Incorporated - 7%
                                                                      Servicios Y Herramientas Petroleras S.A. de C.V. - 53%

(17)           left blank

(18)           Filtracion Technica Especializada S.A. de C.V.         Baker Process Technology de Mexico S.A. de C.V. - 99.9%
                                                                      EVT Holdings, Inc. - .1%

(19)           Envirotech Chile Ltda.                                 Baker Hughes Canada, Inc. - .5%
                                                                      EVT Holdings, Inc. - 99.5%

(20)           Baker Hughes Wyoming LLC                               Baker Hughes Canada, Inc. - 99%
                                                                      Baker Hughes Oilfield Operations, Inc. - 1%

(21)           Eimco-Wemco de Colombia S.A.                           EVT Holdings, Inc. - 97%
                                                                      Exploration Logging de Colombia (Branch) - .81%
                                                                      Baker Transworld, Inc. - .81%
                                                                      Baker Quimica de Colombia S.A. - .81%
                                                                      Milpark de Colombia (Branch) - .81%

(22)           Eimco Wemco Equipos de Venezuela S.A.                  EVT Holdings, Inc. - 99%
                                                                      Baker Quimica de Venezuela S.A. - 1%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21


FOOTNOTES                     ENTITY                                          ENTITY OWNERSHIP
(23)           Baker Sand Control Cameroon S.a.r.l.                   Baker Hughes Incorporated - 99%
                                                                      Baker Hughes Oilfield Operations, Inc. - 1%

(24)           (left blank)

(25)           Baker Oil Treating (India) Private Ltd.                Baker Production Services U.K. Ltd. - 40%
                                                                      Dai-Ihci Karkaria Limited - 60%

(26)           P.T. Eastman Christensen Indonesia                     Baker Hughes Limited owns rights in agreement with R. Widjaya
                                                                      75% owner and B. Sastromulyono 25% owner, local agents

(27)           Baker Hughes Gabon S.A.                                Baker Hughes INTEQ-France S.A. 1%
                                                                      Baker International S.A. - 87%
                                                                      Baker Hughes Oilfield Operations, Inc. - 2%
                                                                      Gabonese Government - 10%

(28)           (left blank)

(29)           (left blank)

(30)           Baker Hughes Australia Pty. Limited                    Baker Hughes Australia Holding, Inc. - 99%
                                                                      Peter Boesenberg - 1%

(31)           Baker Hughes Services de Mexico S.A. de C.V.           Baker Hughes Oilfield Operations, Inc. - 99%
                                                                      Herramientas Interamericanas S.A. de C.V. - 1%

BAKER HUGHES INCORPORATED - FOOTNOTES TO EXHIBIT 21


FOOTNOTES                     ENTITY                                          ENTITY OWNERSHIP
(32)           Baker Mira Saudi Arabia Limited                        Percentage of ownership not available. Owned by Baker
                                                                      Production Services (Bermuda) Ltd. and Mira Brothers

(33)           Baker Hughes Singapore Pte.                            Hughes Tool (C.I.) Ltd. - 99%
                                                                      Baker Hughes (C.I.) Ltd. - 1%

(34)           (left blank)